UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2013

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30392	13-4172059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Progress Drive

Montgomeryville, PA  18936

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 695-4142 and (215) 699-0730

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03             Material Modifications to Rights of Securities Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2013 (the “Effective Date”), Environmental Solutions Worldwide, Inc. (the “Company”) effected a reverse stock split of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exchange ratio of 1-for-2,000 shares of the Company’s outstanding Common Stock (the “Reverse Stock Split”), through an amendment to its Articles of Incorporation.  The amendment did not change the number of authorized shares, or the par value, of the Common Stock.

As a result of the Reverse Stock Split, a “D” was appended to the Company’s stock symbol at the opening of business on May 24, 2013.  The Company’s trading symbol will be “ESWWD” for 20 business days from such date, after which it will revert to “ESWW.”

No fractional shares will be issued in connection with the Reverse Stock Split.  Stockholders who would otherwise be entitled to a fractional share of Common Stock will receive a cash payment in lieu thereof based upon a price per pre-split share of Common Stock (the “Fractional Share Price”) equal to the higher of (i) the average daily closing price per share of our Common Stock on the OTCQB for the twenty (20) trading days immediately before and including the Effective Date and (ii) $0.04.  As a result of the application of this formula, the Fractional Share Price will be $0.04 per pre-split share.  The new CUSIP number for the Common Stock following the Reverse Stock Split is 29408K201.

As previously disclosed, the shareholders of the Company approved the Reverse Stock Split by written consent on March 20, 2013.  For further information regarding the Reverse Stock Split, please refer to the Company’s Definitive Proxy Statement on Schedule 14A dated February 28, 2013, as filed with the Securities and Exchange Commission.

The Articles of Amendment to the Articles of Incorporation of the Company are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of Environmental Solutions Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (Registrant)

Date: May 24, 2013	By:	/s/ Praveen Nair

                                                                                   Praveen Nair

                                                                                   Chief Financial Officer

                                                                                   (On behalf of the Registrant and as its principal financial officer)